Exhibit 99.1

NEWS

MSC INDUSTRIAL REPORTS FISCAL 2021 THIRD QUARTER RESULTS

FISCAL 2021 Q3 HIGHLIGHTS

•	Net sales of $866.3 million, a 3.8% increase from the prior year quarter (2.2% on an average daily sales basis)
•	$20.8 million loss recovery related to the nitrile glove impairment originally recorded in the fiscal first quarter
•	Operating income of $128.6 million, or $109.5 million excluding loss recovery, restructuring and other costs[1]
•	Operating margin of 14.8%, or 12.6% excluding the adjustments described above[1]
•	Diluted EPS of $1.68 vs. $1.40 in the prior year quarter; Adjusted diluted EPS of $1.42, same as prior year[1]
•	Repurchased 507,000 shares during the quarter

MELVILLE, NY and DAVIDSON, NC, JULY 7, 2021 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM),  "MSC Industrial" or the "Company", a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services,  today reported financial results for its fiscal 2021 third quarter ended May 29, 2021.

Financial Highlights[2]	FY21 Q3		FY20 Q3		Change	FY21 YTD		FY20 YTD		Change
Net Sales	$866.3		$835.0		3.8%	$2,412.2		$2,444.7		-1.3%
Income from Operations	$128.6		$109.9		17.1%	$210.6		$277.8		-24.2%
Operating Margin	14.8%		13.2%			8.7%		11.4%
Net Income attributable to MSC Industrial	$94.4		$77.7		21.5%	$151.0		$198.6		-24.0%
Diluted EPS	$1.68	[3]	1.40	[4]	20.0%	$2.69	[3]	$3.57	[4]	-24.6%

Adjusted Financial Highlights[1,2]	FY21 Q3		FY20 Q3		Change	FY21 YTD		FY20 YTD		Change
Unadjusted Net Sales	$866.3		$835.0		3.8%	$2,412.2		$2,444.7		-1.3%
Adjusted Income from Operations	$109.5		$111.2		-1.5%	$274.9		$283.7		-3.1%
Adjusted Operating Margin	12.6%		13.3%			11.4%		11.6%
Adjusted Net Income attributable to MSC Industrial	$80.2		$78.7		1.8%	$199.5		$203.0		-1.7%
Adjusted Diluted EPS	$1.42	[3]	$1.42	[4]	0.0%	$3.55	[3]	$3.65	[4]	-2.7%

1 Represents a non-GAAP financial measure. An explanation and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are presented in schedules accompanying this press release.

2  In millions except percentages and per share data or as otherwise noted.

3  Based on 56.4 million and 56.1 million diluted shares outstanding for FY21 Q3 and FY21 YTD respectively.

4  Based on 55.6 million diluted shares outstanding for both FY20 Q3 and FY20 YTD.

Erik Gershwind, President and Chief Executive Officer, said, “The economic environment improved significantly and most of our manufacturing end markets turned positive during our fiscal third quarter. Total company sales returned to growth and, while muted by PPE-related comparisons, our non-safety and non-janitorial product lines grew 21 percent. Execution on our Mission Critical initiatives continued at a high level and we have lifted our expectations both in terms of gross and net savings for fiscal 2021.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Average daily sales growth turned positive during our fiscal third quarter and was 2.2 percent. Solid execution of our March price increase contributed to a lift in our gross margin sequentially to 42.3 percent. On our Mission Critical programs, we delivered another $12 million of gross savings, bringing our cumulative savings for fiscal 2021 to $29 million, against our original goal of $25 million. We also reinvested approximately $7 million into growth programs, bringing our cumulative investment for fiscal 2021 to roughly $15 million. In total, we now expect to drive gross savings of $40 million and to invest roughly $25 million in fiscal 2021, such that we will achieve net savings above our original goal of $10 million for the year. Finally, we continued to use our strong balance sheet to support our customers with higher inventory levels and our shareholders through our share buyback program.”

Gershwind concluded, “We are gaining steam internally and our end markets are strengthening. Strong execution on our Mission Critical initiatives will further support our share capture programs and deliver additional savings over the next two

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

years and beyond. We remain on-track to achieve our goals of growing sales 400 basis points above the Industrial Production Index and returning ROIC to the high teens by the end of fiscal 2023.”

Conference Call Information

MSC Industrial will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2021 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available under the events section at http://investor.mscdirect.com for one year.

The Company’s reporting date for fiscal 2021 fourth quarter and full year results is scheduled for October 20, 2021.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Direct Co., Inc.

MSC Industrial Direct Co., Inc. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 1.9 million products, inventory management and other supply chain solutions, and deep expertise from 80 years of working with customers across industries. Our experienced team of more than 6,200 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,”, “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this press release does not constitute an admission by MSC Industrial or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include the following, many of which are and will be amplified by the COVID-19 pandemic: the impact of the COVID-19 pandemic on our sales, operations and supply chain; general economic conditions in the markets in which we operate, including conditions resulting from the COVID-19 pandemic; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from being a spot-buy supplier to a mission-critical partner to our customers; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; the retention of key personnel; volatility in commodity and energy prices; the credit risk of our customers, including changes in credit risk as a result of the COVID-19 pandemic; the risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages, labor shortages or other business interruptions (including those due to extreme weather conditions or as a result of the COVID-19 pandemic) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; the retention of qualified sales and customer service personnel and metalworking specialists; the risk of loss of key suppliers or key brands or supply chain disruptions, including due to import restrictions resulting from the COVID-19 pandemic; changes to governmental trade policies, including the impact from significant import restrictions or tariffs; risks related to opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; the interest rate uncertainty due to the London Interbank Offered Rate (“LIBOR”) reform; the failure to comply with applicable environmental, health and safety laws and regulations, including government action in response to the COVID-19 pandemic, and other laws applicable to our business; the outcome of government or regulatory proceedings or future litigation; goodwill and intangible assets recorded resulting from our acquisitions could be impaired; our common stock price may be volatile due to factors outside of our control; and our principal shareholders exercise significant control over us, which may result in our taking actions or failing to take actions that are in the best interests of other shareholders. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the U.S. Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Balance Sheets

(In thousands)

	May 29,	August 29,
	2021	2020
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$27,429	$125,211
Accounts receivable, net of allowance for credit losses	564,963	491,743
Inventories	598,328	543,106
Prepaid expenses and other current assets	116,947	77,710
Total current assets	1,307,667	1,237,770
Property, plant and equipment, net	296,200	301,979
Goodwill	679,920	677,579
Identifiable intangibles, net	97,610	104,873
Operating lease assets	39,401	56,173
Other assets	3,520	4,056
Total assets	$2,424,318	$2,382,430

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$412,547	$122,248
Current portion of operating lease liabilities	14,570	21,815
Accounts payable	195,858	125,775
Accrued expenses and other current liabilities	145,841	138,895
Total current liabilities	768,816	408,733
Long-term debt including obligations under finance leases	346,458	497,018
Noncurrent operating lease liabilities	26,008	34,379
Deferred income taxes and tax uncertainties	121,715	121,727
Other noncurrent liabilities	9,443	—
Total liabilities	1,272,440	1,061,857
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	48	47
Class B Common Stock	9	10
Additional paid-in capital	735,562	690,739
Retained earnings	528,766	749,515
Accumulated other comprehensive loss	(14,780)	(21,418)
Class A treasury stock, at cost	(104,951)	(103,948)
Total MSC Industrial shareholders’ equity	1,144,654	1,314,945
Noncontrolling interest	$7,224	$5,628
Total shareholders’ equity	1,151,878	1,320,573
Total liabilities and shareholders’ equity	$2,424,318	$2,382,430

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 29,	May 30,	May 29,	May 30,
	2021	2020	2021	2020
Net sales	$866,294	$834,972	$2,412,193	$2,444,667
Cost of goods sold	499,823	481,010	1,427,653	1,412,457
Gross profit	366,471	353,962	984,540	1,032,210
Operating expenses	257,336	242,751	741,156	748,519
Impairment loss (loss recovery)	(20,840)	-	5,886	-
Restructuring costs	1,349	1,359	26,943	5,871
Income from operations	128,626	109,852	210,555	277,820
Other income (expense):
Interest expense	(3,696)	(5,451)	(10,632)	(12,117)
Interest income	15	173	52	251
Other income (expense), net	1,131	(560)	1,724	(509)
Total other expense	(2,550)	(5,838)	(8,856)	(12,375)
Income before provision for income taxes	126,076	104,014	201,699	265,445
Provision for income taxes	31,141	25,900	49,639	66,323
Net income	94,935	78,114	152,060	199,122
Less: Net income attributable to noncontrolling interest	501	411	1,087	501
Net income attributable to MSC Industrial	$94,434	$77,703	$150,973	$198,621
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.69	$1.40	$2.70	$3.58
Diluted	$1.68	$1.40	$2.69	$3.57
Weighted-average shares used in computing net income per common share:
Basic	55,944	55,563	55,814	55,435
Diluted	56,352	55,599	56,139	55,581

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 29,	May 30,	May 29,	May 30,
	2021	2020	2021	2020
Net income, as reported	$94,935	$78,114	$152,060	$199,122
Other comprehensive income, net of tax:
Foreign currency translation adjustments	4,325	(4,065)	7,147	(3,247)
Comprehensive income	99,260	74,049	159,207	195,875
Comprehensive income attributable to noncontrolling interest:
Net income	(501)	(411)	(1,087)	(501)
Foreign currency translation adjustments	(299)	536	(509)	441
Comprehensive income attributable to MSC Industrial	$98,460	$74,174	$157,611	$195,815

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirty-Nine Weeks Ended
	May 29,	May 30,
	2021	2020
Cash Flows from Operating Activities:
Net income	$152,060	$199,122
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,575	51,354
Non-cash operating lease cost	11,650	16,852
Stock-based compensation	13,407	12,463
Loss on disposal of property, plant and equipment	460	278
Inventory write-down	30,091	—
Operating lease and fixed asset impairment due to restructuring	15,819	—
Provision for credit losses	5,303	8,008
Changes in operating assets and liabilities:
Accounts receivable	(77,130)	(13,788)
Inventories	(82,864)	(17,049)
Prepaid expenses and other current assets	(38,658)	(17,082)
Operating lease liabilities	(25,576)	(16,634)
Other assets	585	2,008
Accounts payable and accrued liabilities	82,638	(10,591)
Total adjustments	(12,700)	15,819
Net cash provided by operating activities	139,360	214,941
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(37,598)	(35,920)
Cash used in business acquisitions, net of cash acquired	—	(2,286)
Net cash used in investing activities	(37,598)	(38,206)
Cash Flows from Financing Activities:
Repurchases of common stock	(50,700)	(3,236)
Payments of regular cash dividends	(125,707)	(124,851)
Payments of special cash dividends	(195,351)	(277,634)
Proceeds from sale of Class A Common Stock in connection with associate stock purchase plan	3,112	3,287
Proceeds from exercise of Class A Common Stock options	28,969	13,530
Borrowings under credit facilities	505,000	1,012,200
Payments under credit facilities	(365,000)	(578,000)
Proceeds from long-term debt	—	100,000
Payments on finance lease and financing obligations	(1,896)	(1,629)
Other, net	1,286	1,162
Net cash provided by (used in) financing activities	(200,287)	144,829
Effect of foreign exchange rate changes on cash and cash equivalents	743	(457)
Net increase (decrease) in cash and cash equivalents	(97,782)	321,107
Cash and cash equivalents – beginning of period	125,211	32,286
Cash and cash equivalents – end of period	$27,429	$353,393
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$60,903	$39,672
Cash paid for interest	$8,776	$8,501

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

Non-GAAP Financial Measures

•	Results Excluding Impairment Loss (Loss Recovery), Restructuring Costs, Inventory Write-downs, and Other Charges

To supplement MSC Industrial’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude impairment losses (loss recovery), restructuring costs, inventory write-downs related to certain PPE inventory, and other related costs and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures and should only be used to evaluate MSC Industrial’s results of operations in conjunction with the corresponding GAAP financial measures.

In calculating non-GAAP financial measures, we exclude impairment losses (loss recovery), restructuring costs, inventory write-downs related to certain PPE inventory, and other related costs and tax effects.  Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparison with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended May 29, 2021
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Impairment Loss (Loss Recovery)	Restructuring Costs	Legal Costs-impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$866,294	$-	$-	$-	$866,294

Cost of Goods Sold	499,823	-	-	-	499,823

Gross Profit	366,471	-	-	-	366,471
Gross Margin	42.3%	-	-	-	42.3%

Operating Expenses	257,336	-	-	401	256,935
Operating Exp as % of Sales	29.7%	-	-	0.0%	29.7%

Impairment Loss (Loss Recovery)	(20,840)	(20,840)	-	-	-

Restructuring Costs	1,349	-	1,349	-	-

Income from Operations	128,626	20,840	(1,349)	(401)	109,536
Operating Margin	14.8%	2.4%	-0.2%	0.0%	12.6%

Total Other Expense	(2,550)	-	-	-	(2,550)

Income before provision for income taxes	126,076	20,840	(1,349)	(401)	106,986

Provision for income taxes	31,141	5,263	(341)	(100)	26,319
Net income	94,935	15,577	(1,008)	(301)	80,667
Net income attributable to noncontrolling interest	501	-	-	-	501
Net income attributable to MSC Industrial	$94,434	$15,577	$(1,008)	$(301)	$80,166

Net income per common share:
Diluted	$1.68	$0.28	$(0.02)	$(0.01)	$1.42

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirty-Nine Weeks Ended May 29, 2021
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability				Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring Costs	Impairment Loss	Legal Costs - impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$2,412,193	$-	$-	$-	$-	$2,412,193

Cost of Goods Sold	1,427,653	30,091	-	-	-	1,397,562

Gross Profit	984,540	(30,091)	-	-	-	1,014,631
Gross Margin	40.8%	-1.2%	-	-	-	42.1%

Operating Expenses	741,156	-	-	-	1,421	739,735
Operating Exp as % of Sales	30.7%	-	-	-	0.1%	30.7%

Impairment Loss	5,886	-	-	5,886	-	-

Restructuring Costs	26,943	-	26,943	-	-	-

Income from Operations	210,555	(30,091)	(26,943)	(5,886)	(1,421)	274,896
Operating Margin	8.7%	-1.2%	-1.1%	-0.2%	-0.1%	11.4%

Total Other Expense	(8,856)	-	-	-	-	(8,856)

Income before provision for income taxes	201,699	(30,091)	(26,943)	(5,886)	(1,421)	266,040

Provision for income taxes	49,639	(7,392)	(6,620)	(1,446)	(349)	65,446
Net income	152,060	(22,699)	(20,323)	(4,440)	(1,072)	200,594
Net income attributable to noncontrolling interest	1,087	-	-	-	-	1,087
Net income attributable to MSC Industrial	$150,973	$(22,699)	$(20,323)	$(4,440)	$(1,072)	$199,507

Net income per common share:
Diluted	$2.69	$(0.40)	$(0.36)	$(0.08)	$(0.02)	$3.55

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen and Thirty-Nine Weeks Ended May 30, 2020
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure		Items Affecting Comparability [1]		Non-GAAP Financial Measure
	Total MSC Industrial		Restructuring Costs		MSC Industrial excluding Restructuring Costs
	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
	May 30, 2020		May 30, 2020		May 30, 2020
Net Sales	$834,972	$2,444,667	$-	$-	$834,972	$2,444,667

Cost of Goods Sold	481,010	1,412,457	-	-	481,010	1,412,457

Gross Profit	353,962	1,032,210	-	-	353,962	1,032,210
Gross Margin	42.4%	42.2%	-	-	42.4%	42.2%

Operating Expenses	242,751	748,519			242,751	748,519
Operating Exp as % of Sales	29.1%	30.6%	-	-	29.1%	30.6%

Restructuring Costs	1,359	5,871	1,359	5,871	-	-

Income from Operations	109,852	277,820	(1,359)	(5,871)	111,211	283,691
Operating Margin	13.2%	11.4%	-0.2%	-0.2%	13.3%	11.6%

Total Other Expense	(5,838)	(12,375)	-	-	(5,838)	(12,375)

Income before provision for income taxes	104,014	265,445	(1,359)	(5,871)	105,373	271,316

Provision for income taxes	25,900	66,323	(338)	(1,468)	26,238	67,791
Net income	78,114	199,122	(1,021)	(4,403)	79,135	203,525
Net income attributable to noncontrolling interest	411	501	-	-	411	501
Net income attributable to MSC Industrial	$77,703	$198,621	$(1,021)	$(4,403)	$78,724	$203,024

Net income per common share:
Diluted	$1.40	$3.57	$(0.02)	$(0.08)	$1.42	$3.65

1The thirteen and thirty-nine weeks ended May 30, 2020 include only restructuring costs. Items of note excluded from the current period results, including inventory write-downs, an impairment loss (loss recovery) and associated legal costs, did not occur in the prior year periods.